SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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       MARSHALL ISLANDS                 000-14135               52-2098714
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


      ONE STATION PLACE, STAMFORD,                       06902
              CONNECTICUT                             (Zip Code)
(Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 14, 2005, OMI Corporation (the "Company") issued a press release announcing its' tanker rate disclosures for OMI's tanker rates booked as of December 12, 2005, for the fourth quarter. The press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99.1 Press release, dated December 14, 2005 containing announcements for tanker rate disclosures for the fourth quarter of 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 14, 2005                 By:   /s/ Craig H. Stevenson, Jr.
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                                        Craig H. Stevenson, Jr. Chairman
                                        of the Board and Chief Executive
                                        Officer



Date: December 14,  2005                By:   /s/ Kathleen C. Haines
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                                        Kathleen C. Haines
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer
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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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   99.1        Press release, dated December 14, 2005 containing
               announcements for tanker rate disclosures for the fourth quarter of 2005.